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                                                                    Exhibit 99.2


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:             $  2,680,593,719.10
Beginning of the Month Finance Charge Receivables:        $    126,557,096.55
Beginning of the Month Discounted Receivables:            $              0.00
Beginning of the Month Total Receivables:                 $  2,807,150,815.65


Removed Principal Receivables:                            $              0.00
Removed Finance Charge Receivables:                       $              0.00
Removed Total Receivables:                                $              0.00


Additional Principal Receivables:                         $              0.00
Additional Finance Charge Receivables:                    $              0.00
Additional Total Receivables:                             $              0.00


Discounted Receivables Generated this Period:             $              0.00


End of the Month Principal Receivables:                   $  2,683,054,722.71
End of the Month Finance Charge Receivables:              $    124,500,103.29
End of the Month Discounted Receivables:                  $              0.00
End of the Month Total Receivables:                       $  2,807,554,826.00


Special Funding Account Balance                           $              0.00
Aggregate Invested Amount (all Master Trust Series)       $  2,300,000,000.00
End of the Month Transferor Amount                        $    383,054,722.71
End of the Month Transferor Percentage                                  14.28%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                              RECEIVABLES


       30-59 Days Delinquent                              $     55,183,955.21
       60-89 Days Delinquent                              $     37,347,640.13
       90+ Days Delinquent                                $     79,589,652.66
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       Total 30+ Days Delinquent                      $  172,121,248.00
       Delinquent Percentage                                       6.13%

Defaulted Accounts During the Month                   $   25,413,584.81
Annualized Default Percentage                                     11.38%

Principal Collections                                    346,833,893.54
Principal Payment Rate                                            12.94%

Total Payment Rate                                                13.91%


INVESTED AMOUNTS


       Class A Initial Invested Amount                $  368,000,000.00
       Class B Initial Invested Amount                $   32,000,000.00

INITIAL INVESTED AMOUNT                               $  400,000,000.00

       Class A Invested Amount                        $  368,000,000.00
       Class B Invested Amount                        $   32,000,000.00

INVESTED AMOUNT                                       $  400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                    14.92%
PRINCIPAL ALLOCATION PERCENTAGE                                   14.92%


MONTHLY SERVICING FEE                                 $      500,000.00

INVESTOR DEFAULT AMOUNT                               $    3,792,240.54


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                       92.00%

       Class A Finance Charge Collections             $    6,447,548.22
       Other Amounts                                  $            0.00

TOTAL CLASS A AVAILABLE FUNDS                         $    6,447,548.22
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   Class A Monthly Interest                            $           2,146,130.00
   Class A Servicing Fee                               $             460,000.00
   Class A Investor Default Amount                     $           3,488,861.30

TOTAL CLASS A EXCESS SPREAD                            $             352,556.92


REQUIRED AMOUNT                                        $                   0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

   Class B Finance Charge Collections                  $             560,656.38
   Other Amounts                                       $                   0.00

TOTAL CLASS B AVAILABLE FUNDS                          $             560,656.38


   Class B Monthly Interest                            $             189,651.11
   Class B Servicing Fee                               $              40,000.00

TOTAL CLASS B EXCESS SPREAD                            $             331,005.27



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                    $             683,562.19


   Excess Spread Applied to Required Amount            $                   0.00

   Excess Spread Applied to Class A Investor           $                   0.00
   Charge Offs

   Excess Spread Applied to Class B Items              $             303,379.24

   Excess Spread Applied to Class B Investor           $                   0.00
   Charge Offs
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   Excess Spread Applied to Monthly Cash               $              27,787.68
   Collateral Fee

   Excess Spread Applied to Cash Collateral            $                   0.00
   Account

   Excess Spread Applied to other amounts owed         $             352,395.27
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                            $                   0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                      $                   0.00


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO         $                   0.00
SERIES 1995-A

   Excess Finance Charge Collections Applied to        $                   0.00
   Required Amount

   Excess Finance Charge Collections Applied to        $                   0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to        $                   0.00
   Class B Items

   Excess Finance Charge Collections Applied to        $                   0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to        $                   0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to        $                   0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to        $                   0.00
   other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --


    Base Rate (Current Month)                                            8.78%
    Base Rate (Prior Month)                                              8.39%
    Base Rate (Two Months Ago)                                           8.26%

THREE MONTH AVERAGE BASE RATE                                            8.48%

    Portfolio Yield (Current Month)                                      9.65%
    Portfolio Yield (Prior Month)                                       11.87%
    Portfolio Yield (Two Months Ago)                                    14.40%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     11.97%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                            92.00%

   Class A Principal Collections                         $      47,614,508.38

CLASS B PRINCIPAL PERCENTAGE                                             8.00%

   Class B Principal Collections                         $       4,140,392.05

TOTAL PRINCIPAL COLLECTIONS                              $      51,754,900.43

INVESTOR DEFAULT AMOUNT                                  $       3,792,240.54

REALLOCATED PRINCIPAL COLLECTIONS                        $               0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $               0.00
SERIES

CLASS A AMORTIZATION --

   Controlled Amortization Amount                        $               0.00
   Deficit Controlled Amortization Amount                $               0.00

CONTROLLED DISTRIBUTION AMOUNT                           $               0.00
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CLASS B AMORTIZATION --

   Controlled Amortization Amount                        $               0.00
   Deficit Controlled Amortization Amount                $               0.00

CONTROLLED DISTRIBUTION AMOUNT                           $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $      55,547,140.97
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $               0.00

CLASS B INVESTOR CHARGE OFFS                             $               0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $               0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $               0.00


CASH COLLATERAL ACCOUNT --

   Required Cash Collateral Amount                       $      52,000,000.00
   Available Cash Collateral Amount                      $      52,000,000.00


INTEREST RATE CAP PAYMENTS --

   Class A Interest Rate Cap Payments                    $               0.00
   Class B Interest Rate Cap Payments                    $               0.00


TOTAL DRAW AMOUNT                                        $               0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $               0.00


                                          First USA Bank, National Association,
                                          as Servicer


                                          By: /s/ Tracie Klein
                                             ----------------------------------
                                                 Tracie H. Klein
                                                 First Vice President